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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 17, 2002


                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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Item 5.           Other Events

                  On October 2, 2001, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-70776 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, and on November 6, 2001, filed pre-effective Amendment No. 1 to add additional subsidiary guarantors (hereinafter, as amended, referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $1,250,000,000, and was declared effective on November 13, 2001. Pursuant to a Prospectus Supplement dated June 6, 2002, The Kroger Co. is issuing $350,000,000 of Debt Securities denominated 6.20% Senior Notes due 2012. The Debt Securities being issued are being guaranteed by the subsidiary guarantors.

                  Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. Attached as Exhibit 1.1 to Kroger's Current Report on Form 8-K dated April 3, 2002 is the Underwriting Agreement dated March 26, 2002 being used for the issuance of the Senior Notes. In connection with the issuance of the Senior Notes, the Registrant has executed a Pricing Agreement dated June 6, 2002, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, U.S. Bancorp Piper Jaffray Inc., and Utendahl Capital Partners, L.P., the form of which is incorporated herein by reference as
                  Exhibit 1.1.1 hereof.

                  The form of indenture for the Senior Notes was filed as
                  Exhibit 4.3 of the Registration Statement. The Fourteenth Supplemental Indenture, dated as of June 17, 2002, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Fourteenth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits:

                           1.1 Underwriting Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc., the terms of which are incorporated by reference to Kroger's Current Report on Form 8-K dated April 3, 2002.

                           1.1.1 Pricing Agreement dated June 17, 2002, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, U.S. Bancorp Piper Jaffray Inc., and Utendahl Capital Partners, L.P.

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                  4.3.1 Fourteenth Supplemental Indenture dated as of June 17,
                  2002, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 6.20% Senior Notes due 2012.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                THE KROGER CO.



June 17, 2002                                   /s/ Paul Heldman
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                  and General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                           Exhibit

 1.1 Underwriting Agreement dated March 26, 2002, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., and J.P. Morgan Securities Inc., the terms of which are incorporated by reference to Kroger's Current Report on Form 8-K dated April 3, 2002.

1.1.1 Pricing Agreement dated June 17, 2002, among The Kroger Co., its subsidiary guarantors, Goldman, Sachs & Co., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, U.S. Bancorp Piper Jaffray Inc., and Utendahl Capital Partners, L.P.

4.3.1 Fourteenth Supplemental Indenture dated as of June 17, 2002, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 6.20% Senior Notes due 2012.